CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10.3

ORIGINAL EQUIPMENT MANUFACTURING AND LICENSE AGREEMENT

This Agreement is made and entered into as of July 31, 2008 (“Effective Date”) by and among Avistar Communications Corporation, a Delaware corporation, with its principal place of business at 1875 S. Grant Street, San Mateo, California 94402, (“Avistar”)and LifeSize Communications, Inc., a Delaware corporation, with its principal place of business at 901 S. Mopac Building 3, Suite 300, Austin, Texas 78746 (“LifeSize”).  Avistar Communications Corporation and LifeSize Communications, Inc. are each a “Party” and collectively the “Parties.”

AGREEMENT

In consideration of the agreements contained herein, the Parties agree as follows:

1. Definitions.

a.
“Affiliate” of a party means any corporation or other business entity owned by a Party to this Agreement to the extent of at least fifty-one percent (51%) of the equity having the power to vote on or direct the affairs of the entity and any person, firm, partnership, corporation, or other entity actually controlled by a Party to this Agreement and only so long as such control exists. A newly formed parent entity of a Party created as a result of an internal reorganization for tax or legal purposes shall also be considered an Affiliate for purposes of this Agreement so long as such parent is not the result of or part of an acquisition, merger or other similar transaction that results in any third party gaining control of the Party.

b.
“Avistar Licensed Patents” shall mean all patents and patent applications and any patents, [***], [***],  [***], renewals, [***], [***] and [***] issuing therefrom worldwide that are owned or licensable by Avistar or its Affiliates, on the Effective Date or during the term of this Agreement which have or are entitled to a filing date prior to the termination or expiration date of this Agreement without the payment of royalties or other consideration to an unaffiliated third party. Avistar Licensed Patents shall not include any [***], any [***] [***] applications, or any [***] issuing therefrom.

c.
“Avistar Licensed Products” shall mean Avistar’s Existing Products and Follow On Products, which are sold by Avistar or its Affiliates, or which are manufactured by or for Avistar or its Affiliates and which, absent the license granted to Avistar and its Affiliates hereunder, would allegedly infringe, directly or indirectly, a claim of any of the LifeSize Licensed Patents.

d.
“Avistar Proprietary Rights” shall mean all copyrights, authors’ rights, know-how and trade secrets, and other intellectual property rights that exist in the Deliverables irrespective of whether such rights arise under U.S. or international intellectual property, unfair competition, or trade secret laws.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

e.	“Closing Date” shall have the meaning set forth in Section 3(d).

f.	“Closing Payment” shall have the meaning set forth in Section 3(d).

g.	“Delivery Date” shall have the meaning set forth in Section 4(a).

h.	“Deliverables” shall mean the items listed on Exhibit A.

i.	“Distributors” shall have the meaning set forth in Section 2(a).

j.	“End User” shall mean any third party that obtains a product, service, or software license for its own internal business purposes and not for further distribution or resale.

k.
“Existing Products” shall mean products, computer software, methods, articles of manufacture and/or any parts or components thereof that, at any time from the Effective Date through the first to occur of termination, expiration or assignment of this Agreement, either (i) have been made commercially available and sold by a Party or its Affiliate; or (ii) are under development by a Party or its Affiliate and which have been made commercially available and sold within eighteen (18) months from the date of such termination, expiration or assignment; or (iii) are bug fixes or error corrections to products described in subsection (i) or (ii) above.

l.
“Follow On Products” shall mean products, computer software, methods and articles of manufacture (regardless of product name) that are [***], [***], [***], [***], [***], [***], [***], [***] or [***] of Existing Products.

m.	“Licensed Patents” shall mean, collectively and individually, Avistar Licensed Patents and/or LifeSize Licensed Patents.

n.	“Licensed Products” shall mean, collectively and individually, Avistar Licensed Products and/or LifeSize Licensed Products.

o.
“LifeSize Licensed Patents” shall mean all patents and patent applications and any patents, divisionals, continuations,  continuations-in-part, renewals, reissues, reexaminations and extensions issuing therefrom worldwide that are owned or licensable by LifeSize or its Affiliates, on the Effective Date or during the term of this Agreement which have or are entitled to a filing date prior to the termination or expiration date of this Agreement without the payment of royalties or other consideration to an unaffiliated third party. Notwithstanding the foregoing, LifeSize Licensed Patents shall not include any design patents, any design patent applications, or any design patents issuing therefrom.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

p.
“LifeSize Licensed Products” shall mean LifeSize’s Existing Products and Follow On Products, which are sold by LifeSize or its Affiliates, or which are manufactured for LifeSize or its Affiliates and which, absent the license granted to LifeSize and its Affiliates hereunder, would allegedly infringe, directly or indirectly, a claim of any of the Avistar Licensed Patents.

q.	“LifeSize OEM Product” shall mean any product or service marketed or distributed by or on behalf of LifeSize that contains the Deliverables or any portion of thereof.

r.	“Year 1 Commencement” shall have the meaning set forth in Exhibit B.

2. License and Distribution.

(a) Deliverables License Grant.  Subject to the terms, conditions, and restrictions of this Agreement, Avistar, on behalf of itself and its Affiliates, hereby grants to LifeSize and its Affiliates, under all of Avistar’ s Proprietary Rights and Avistar Licensed Patents, a nonexclusive, a nonexclusive, non-transferable (except as assigned pursuant to this Agreement), worldwide, royalty bearing license, without right to sublicense (except as specifically provided in this Section 2(a)), to use the Deliverables to make, have made at the direction of LifeSize for sale or distribution by LifeSize as a LifeSize Licensed Product, use, have used, import, have imported, offer to sell, sell, have sold, market, have marketed, distribute, have distributed, lease, have leased, reproduce, have reproduced, license, have licensed, or otherwise transfer (whether directly or through resellers, original equipment manufacturers, partners, distributors or agents) the LifeSize OEM Products, as used alone or in combination with third party products.  LifeSize, in its sole discretion, may distribute the LifeSize OEM Products directly to End Users or through multiple tiers of distributors, resellers, partners, agents and other third party intermediaries (collectively “Distributors”) or may choose not to distribute LifeSize OEM Products.  To the extent that LifeSize or its Distributors sublicenses an End User to use LifeSize OEM Products, it shall do so pursuant to an end user license agreement that contains at least the minimum license provisions set forth in Exhibit F (“Minimum License Provisions”).

(b) Avistar Patent License Grant.

(i) License Grant.  Subject to the terms of this Agreement, Avistar, on behalf of itself and its Affiliates, hereby grants to LifeSize and its Affiliates a nonexclusive, world wide license, without right to sublicense (except as specifically provided in this Section 2(b)), under the Avistar Licensed Patents to make, have made at the direction of LifeSize for sale or distribution by LifeSize as a LifeSize Licensed Product, use, have used, import, have imported, offer to sell, sell, have sold, market, have marketed, lease, have leased, reproduce, have reproduced, license, have licensed, or otherwise transfer (whether directly or through resellers, original equipment manufacturers, partners, distributors or agents) LifeSize Licensed Products as [***] or in [***] with [***] [***] [***] where the LifeSize Licensed Products in such [***] would constitute a contributory infringement or infringement actively induced by LifeSize.  Notwithstanding anything else to the contrary, no license is granted under this Agreement to any third party for any third party products on a stand alone basis.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(ii) No Sublicense Rights.  Except as may be expressly set forth in this Agreement, LifeSize and its Affiliates shall have no right to grant any third party any sublicense or other rights under the Avistar Licensed Patents without the express prior written consent of Avistar.   Notwithstanding the foregoing, and subject to the terms of this Agreement, LifeSize and its Affiliates may grant sublicenses with no right to grant further sublicenses under the Avistar Licensed Patents use and repair of LifeSize Licensed Products.

(iii) Avistar Covenant Not to Sue.  Avistar, on behalf of itself and its Affiliates, covenants, that it will not assert claims of infringement of any of the Avistar Licensed Patents against LifeSize, its Affiliates, or any of their Distributors (direct or indirect), resellers (direct or indirect), customers (direct or indirect, including original equipment manufacturer customers) or End Users (direct or indirect) with respect to LifeSize Licensed Products, either alone or in combination with third party products, where the LifeSize Licensed Products either alone or in such combination would constitute a direct infringement, contributory infringement or infringement actively induced by LifeSize.  This covenant not to sue as to LifeSize’s suppliers is limited to those products, and only to those quantities of product, actually supplied to LifeSize.

(c) LifeSize Patent License Grant.

(i) License Grant.  Subject to the terms of this Agreement, LifeSize, on behalf of itself and its Affiliates, hereby grants to Avistar and its Affiliates a nonexclusive, world wide license, without right to sublicense (except as specifically provided in this Section 2(c)), under the LifeSize Licensed Patents to make, have made at the direction of Avistar for sale or distribution by Avistar as an Avistar Licensed Product, use, have used, import have imported, offer to sell, sell, have sold, market, have marketed, lease, have leased, reproduce, have reproduced, license, have licensed, or otherwise transfer (whether directly or through resellers, original equipment manufacturers, partners, distributors or agents) Avistar Licensed Products as used alone or in combination with third party products where the Avistar Licensed Products in such combination would constitute a contributory infringement or infringement actively induced by Avistar.  Notwithstanding anything else to the contrary, no license is granted under this Agreement to any third party for any third party products on a stand alone basis.

(ii) No Sublicense Rights.  Except as may be expressly set forth in this Agreement, Avistar and its Affiliates shall have no right to grant any third party any sublicense or other rights under the LifeSize Licensed Patents without the express prior written consent of LifeSize.   Notwithstanding the foregoing, and subject to the terms of this Agreement, Avistar and its Affiliates may grant sublicenses with no right to grant further sublicenses under the LifeSize Licensed Patents solely as may be necessary for use and repair of Avistar Licensed Products.

(iii) LifeSize Covenant Not to Sue.  LifeSize, on behalf of itself and its Affiliates, covenants, that it will not assert claims of infringement of any of the LifeSize Licensed Patents against Avistar, its Affiliates, or any of their Distributors (direct or indirect), resellers (direct or indirect), customers (direct or indirect, including original equipment manufacturer customers) or End Users (direct or indirect) with respect to Avistar Licensed Products, either alone or in combination with third party products where the Avistar Licensed Products, either alone or in such combination would constitute a direct infringement, contributory infringement or infringement actively induced by Avistar.  The covenant not to sue as to Avistar’s suppliers is limited to those products, and only to those quantities of product, actually supplied to Avistar.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

3. Prices and Payment.

(a) License Fees.  LifeSize shall pay Avistar the License Fees set forth in Exhibit B for LifeSize OEM Products.  Such fees shall be due on a quarterly basis concurrently with the reports listed in Section 3(c) below.

(b) Maintenance Fees.  LifeSize shall pay the Maintenance Fees set forth in Exhibit B for LifeSize OEM Products.  Such fees shall be due for the first year of use for each LifeSize OEM Product on a quarterly basis concurrently with the reports listed in Section 3(c) below.

(c) Reports.  After Year 1 Commencement, within thirty (30) days after the end of each calendar quarter during the term of this Agreement, LifeSize shall provide Avistar with a report similar to the sample report set forth in Exhibit C.

(d) Closing Payment.  Within five (5) days of the parties’ execution of this Agreement, or on such other date as the parties may mutually agree in writing (“Closing Date”), LifeSize shall pay to Avistar the sum of $250,000, which shall be treated as prepayment for the Design Specification Deliverable listed in Exhibit A and shall be credited against  the minimum quarterly License and Maintenance Fee payments as set forth in Exhibit B.

(e) Acceptance Payment.  Within five (5) days of LifeSize’s acceptance of the Deliverables as set forth in Section 4(a), LifeSize shall pay to Avistar the sum of $250,000, which shall be treated as a prepayment of the minimum quarterly License and Maintenance Fee payments as set forth in Exhibit B.

4. Deliverables and Support.

(a) Development Effort.  Avistar shall make available to LifeSize in an electronic format, unless otherwise requested by LifeSize, each Deliverable listed on Exhibit A in accordance with the specification listed on Exhibit A and shall use commercially reasonable efforts to do so on or before December 31, 2008 (“Delivery Date”).  The Deliverables will include all software release documentation and, within ten (10) business days of first commercial availability, all updates, upgrades and enhancements to the Deliverables and related documentation.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(b) Inspection and Acceptance.  LifeSize shall have fifteen (15) working days (the “Inspection Period”) after the delivery of the Deliverables listed on Exhibit A to inspect and test the Deliverables.  If LifeSize determines that any such Deliverable fails to meet Avistar’s written specifications or specifications set forth on Exhibit A at the end of the Inspection Period, LifeSize may reject the Deliverable by notifying Avistar in writing of such rejection and identifying the deficiencies.  If LifeSize has not given written notice of acceptance or rejection during the Inspection Period, the Deliverables shall be deemed to be accepted by LifeSize.  If the Deliverables have been rejected by LifeSize, Avistar shall then use commercially reasonable efforts to remedy the deficiencies as quickly as possible.  Once Avistar believes all such deficiencies have been remedied, Avistar shall resubmit the Deliverables to LifeSize for inspection and acceptance pursuant to this Section 4(a). In the case of each Deliverable listed on Exhibit A, if Avistar fails to deliver a Deliverable or to cure all deficiencies and obtain LifeSize’s acceptance of such Deliverable by the associated delivery date for such Deliverable, LifeSize may terminate this Agreement upon written notice and Avistar shall refund the payment associated with such Deliverable pursuant to Section 3(d) to LifeSize within ten (10) days

(c) Roadmap Meetings and Future Development Effort.  Within sixty (60) days after LifeSize’s acceptance of Deliverables pursuant to Section 4(a) and at least every three (3) months thereafter upon LifeSize’s request, the Parties shall meet, at a time and location mutually agreed upon by the Parties, to define and modify the product development roadmap for LifeSize OEM Products, define the new features and functionality to be developed for the LifeSize OEM Products by Avistar, and determine the target dates for the availability of such new features and functionality for the LifeSize OEM Products.  As part of the Maintenance Fee, Avistar agrees to provide the features and functionality listed in Exhibit E (“Enhancements”), when and if available.  Based on the parties current understanding of the roadmap definition, availability is estimated on or about June 30, 2010.  Upon mutual agreement of such development roadmaps, Avistar shall undertake the development effort to create, test, and deliver such new features and functionality and use commercially reasonable efforts to achieve such features and functionality by the agreed upon dates.  As soon as Avistar believes that it will be unable to deliver any of the agreed upon features and functionality by the agreed upon dates, Avistar shall promptly notify LifeSize of such belief.  In such an event, the parties shall collaborate to determine whether the best course of action shall be to: (i) delay the upgrade for the LifeSize OEM Products until all of the agreed upon features and functionality can be completed and delivered; or (ii) temporarily or permanently remove one or more features and functionality to reduce or eliminate the delay. If the Enhancements are not delivered by June 30, 2010, Lifesize shall have the right to terminate the Agreement.

(d) Support Obligations.

(i) Service and Support.

(1) LifeSize shall be the primary provider of all first and second level support to its End-Users and Distributors.  First and second level support are defined as follows:

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

a. First level support includes providing general LifeSize OEM Product information and configuration and upgrade support, collecting relevant technical problem identification information including network issues, performing base problem determination, providing basic support on the standard protocols and features of LifeSize OEM Products, defining an action plan to resolve problems and executing such plans, taking and answering general LifeSize OEM Product, installation, and configuration questions, and providing other related general and technical customer support and troubleshooting activities.

b. Second level support includes isolating problems, identifying and determining LifeSize OEM Product specification defects, providing lab simulation and interoperability testing of LifeSize OEM Products, analyzing error logs, providing advanced support on all protocols and features of LifeSize OEM Products, reproducing LifeSize OEM Product errors or problems in a lab environment, providing to Avistar complete steps to reproduce such LifeSize OEM Product errors or problems, diagnosing customer problems remotely, and working collaboratively and interactively with Avistar to diagnose, reproduce, and remedy support problems and issues.

(2) Avistar shall provide third level technical support to LifeSize during Avistar’s normal business hours.  Third level support includes fixing or generating remedies for LifeSize OEM Product errors and problems, troubleshooting errors and problems that were not diagnosed during the first or second level of support.  Third level support has access to Avistar’s development engineers who may need to be involved to solve LifeSize OEM Product errors or problems and will facilitate and coordinate the information flow and interaction between Avistar’s development engineers and LifeSize’s customer support staff.

(3) Avistar shall provide support services as specified in Exhibit D.

(ii) Software Maintenance.  Avistar shall provide all bug fixes, patches, updates, and upgrades that are relevant to LifeSize OEM Products as soon as practical after Avistar deems they are ready for commercial release.  Avistar shall provide support for the current release and the earlier of (i) up to two (2) releases back; or (ii) prior release(s) for up to twelve (12) months from the date of the last release.  Avistar will investigate defect reports on any release; provided, however, that Avistar shall only provide defect support on the most recent release and two releases back.  In the event a defect has been fixed in a later available release, LifeSize agrees that its remedy shall be to upgrade to such later release.  The severity of the bugs shall be classified in the categories as specified in Section 3 of Exhibit D.

(iii) Training.  Avistar shall provide LifeSize with initial LifeSize OEM Product training for up to two (2) days, at no additional cost, after execution of this Agreement at a time and place mutually agreed by the parties.  Such training shall, however, require reimbursement of any reasonable, pre-approved travel and living expenses associated with the provision of such training.  Thereafter, Avistar shall provide LifeSize with additional web-based Product training at no additional cost by LifeSize upon Avistar’s release of any major new release to LifeSize OEM Products.  On-site training can be provided, at a time and place mutually agreed by the parties, at Avistar’s professional services fees then in effect and the payment by LifeSize of any reasonable, pre-approved travel and living expenses associated with the provision of such training.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(iv) Literature.  Avistar shall furnish LifeSize, without charge, with source copies of any sales brochures, marketing literature, or end-user documentation that Avistar has available for Avistar’s version of the LifeSize OEM Products (“Materials”).  Avistar hereby grants LifeSize a license to reproduce and copy such Materials using LifeSize’s trademarks for the purpose of marketing, selling, and supporting LifeSize OEM Products; provided, however, that unless otherwise authorized by Avistar in writing, LifeSize will not remove, and agrees to reproduce, any of Avistar’s copyright notices contained within such Materials.

(e) OEM Product Warranty and Disclaimer.  Avistar warrants to LifeSize that Deliverables will substantially conform to Avistar’s published specifications and the specifications in Exhibit A for one hundred eighty (180) days after the date of acceptance of Deliverables pursuant to Section 4(a).  LifeSize is not authorized to make any warranties or representations on behalf of Avistar.  Avistar does not warrant that Deliverables will be error-free or operate without interruption.  Avistar disclaims any implied warranties or conditions of merchantability and fitness for a particular purpose or that the Deliverables will meet LifeSize’s requirements. Avistar will supply, free of charge, updates, patches, bug-fixes or replacements of Deliverables as necessary to correct errors or malfunctions in Deliverables during this warranty period.  This warranty shall not apply to:  (i) defects other than those which result from Deliverables materially failing to meet Avistar’s published specifications and the specifications in Exhibit A; or (ii) defects related to misuse, neglect, accident, or abuse.

5. Proprietary Rights.  Subject to the licenses granted hereunder, Avistar and LifeSize shall retain all right, title and interest (including, without limitation, Proprietary Rights) in and to their respective property, including but not limited to (i) the Deliverables and Avistar Licensed Products (in the case of Avistar) and all associated documentation and literature; and (ii) the LifeSize OEM Products and LifeSize Licensed Products (in the case of LifeSize) and all associated documentation and literature.  Except for the license(s) and other rights expressly granted and set forth in this Agreement, neither party grants any ownership or other rights to the other parties, or to any third party by virtue of this Agreement, whether by implication, estoppel or otherwise.

6. Indemnification.  Avistar agrees to and hereby does indemnify and hold LifeSize harmless from and against all statutory, regulatory, common law and equitable claims (including without limitation any damages, losses, costs and expenses, including reasonable attorneys’ fees), which LifeSize or its officers, directors, employees, Affiliates, Distributors or End Users may incur by reason of any claim, complaint or proceeding alleging that the Deliverables infringe any patent, copyright, trade secrets, trademarks or other Proprietary Rights.  LifeSize agrees to provide Avistar with (i) prompt, written notice of such claim or action; (ii) sole control and authority over the defense or settlement of such claim or action; and (iii) proper and full information and reasonable assistance, at Avistar’s expense, to defend and/or settle any such claim or action.  Notwithstanding the foregoing, Avistar will have no liability to the extent that any such claim arose solely out of (i) use of the Deliverables with any other products not provided by Avistar and not reasonably foreseeable to be used with Deliverables (for purposes of clarity, but not limitation, the Deliverables are foreseen to be used with all types of videoconferencing systems and peripherals, multipoint control units, gateways, gatekeepers, and audioconferencing systems and peripherals); or (ii) modification of the Deliverables after delivery by Avistar, unless such modification is performed by Avistar or authorized in advance in writing by Avistar.  If an injunction is, or Avistar  believes in its sole discretion is likely to be, entered prohibiting LifeSize from exercising its rights granted under Section 2(a), Avistar may, at its sole option and expense, (i) procure for LifeSize the right to the Deliverables as provided herein; (ii) replace the Deliverables or a portion thereof with other non-infringing products; (iii) modify the Deliverables so that they are not infringing; or (iv) accept return of the Deliverables and refund the applicable license fees of such LifeSize OEM Products to LifeSize.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

7. Term and Termination.

(a) Term.  This Agreement shall be Effective Date and continued through the fifth anniversary from Year 1 Commencement (“Initial Term”) unless terminated earlier pursuant to the specific termination provisions of this Agreement.  Thereafter, this Agreement shall automatically renew for additional one (1) year terms (“Renewal Terms”) unless either party provides the other party with written notice at least ninety (90) days prior to the expiration of the Initial Term or any later Renewal Terms of its desire not to renew the Agreement.

(b) Termination for Cause.  If either party materially defaults in the performance of any material provision of this Agreement, then the non-defaulting party may elect to terminate this Agreement for cause by giving written notice to the defaulting party describing the material default in reasonable detail and stating its intention to terminate this Agreement if the default is not cured within thirty (30) days following such notice of default.  If the non-defaulting party gives such notice and the default is not cured during such thirty-day cure period, then the non-defaulting party may terminate this Agreement by giving written notice of termination to the defaulting party at any time within thirty (30) days following the end of such cure period.

(c) Continuation of Patent License after Termination. LifeSize shall have a right to maintain the patent licenses and covenants not to sue set forth in Sections 2(b) (“Patent License Grant”) following the expiration or termination of this Agreement.  LifeSize may exercise such right not later than thirty (30) days after the date this Agreement expires or terminates by providing written notice to Avistar that it is exercising its right to maintain the Patent License Grant and tendering payment to Avistar of a patent license fee equal to the greater of: (i) $0 or (ii) the amount calculated by subtracting all payments made by LifeSize to Avistar pursuant to Section 3 (inclusive of License Fees, Maintenance Fees, Closing Payment, and Acceptance Payment) from $6,250,000. Upon exercise of such right by LifeSize, and notwithstanding anything to the contrary herein, the Patent License Grant shall survive termination or expiration of this Agreement and will extend until the last of the Avistar Licensed Patents expires, and the patent license set forth in Section 2(b) shall be considered a fully-paid-up license.  If LifeSize chooses not to exercise its right to maintain the Patent License Grant within thirty (30) days after the date this Agreement expires or terminates, the Patent License Grant shall terminate immediately upon the expiration of such 30-day period.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(d) Effect of Termination.  In the event this Agreement is terminated or expires for any reason, LifeSize will immediately discontinue, and will cause any third parties, including Distributors who obtained from LifeSize the right to distribute the LifeSize OEM Products, to discontinue all copying, embedding, production, and distribution of the LifeSize OEM Products.  Notwithstanding the foregoing, any termination or expiration shall not affect (i) any rights of LifeSize, its Distributors, and End Users to use previously purchased or shipped LifeSize OEM Products; and (ii) the right of LifeSize and its Distributors to (a) sell and distribute such units of LifeSize OEM Products which have been purchased or shipped prior to the termination or expiration of this Agreement and (b) maintain the LifeSize OEM Products on behalf of its End Users or customers.  Unless the Agreement is terminated for cause by Lifesize, the patent license rights and the covenants not to sue granted in Section 2(c) shall survive termination or expiration of this Agreement and will extend until the last of the Lifesize Licensed Patents expires.

(e) Survival of Certain Terms.  Sections 1, 4(d), 4(e), 5, 6, 7, 8, 9, 10, 11 and 12 and, subject to Section 7(c) and 7(d), Section 2(b) and 2(c), shall survive any termination or expiration of this Agreement.  All other rights and obligations of the parties shall cease upon termination or expiration of this Agreement.

8. Bankruptcy.  All licenses and releases granted to a Party and its Affiliates under this Agreement are deemed to be, for the purpose of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to intellectual property as defined under Section 101 of the U.S. Bankruptcy Code, as amended.  The Parties agree that any Party who is a licensee or beneficiary of such rights under this Agreement, shall retain and may exercise all of its rights and elections under the U.S. Bankruptcy Code, as amended.  To the extent that similar protections of its rights are available to the Parties and Affiliates in foreign jurisdictions, the Parties agree that they shall be entitled to retain and exercise all such rights.

9. Warranties and Representations.

(a) General. Each Party, on behalf of itself and its Affiliates, represents and warrants to the other Party and the other Party’s Affiliates, as of the Effective Date that:

(i) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization;

(ii) it has the authority to (1) enter into this Agreement; (2) extend the rights, licenses and sublicenses granted to the other Party under this Agreement; and (3) undertake and fully perform its obligations under this Agreement;

(iii) it is not subject to a petition for relief under any bankruptcy legislation, it has not made an assignment for the benefit of creditors, it is not subject to the appointment of a receiver for all or a substantial part of its assets, and it is not contemplating taking any of the foregoing actions;

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(iv) all necessary consents, approvals and authorizations of all regulatory and governmental authorities and other persons required to be obtained by it in connection with (i) the execution and delivery of this Agreement, (ii) its granting of rights and licenses hereunder, and (iii) the performance of its obligations hereunder have been obtained;

(v) it has no claims as of the Effective Date against the other Party or the other Party’s Affiliates except for any claims released under Section 11 of this Agreement; and

(vi) it has not previously transferred to any third party any of the claims released under Section 11  of this Agreement.

(b) Absence of Patent Warranties.  Except as provided under this Section 9 and Section 6, nothing in this Agreement shall be construed (i) as a warranty or representation by Avistar or LifeSize as to the validity, enforceability or scope of any of the claims of the Licensed Patents, or (ii) as a warranty or representation that any Licensed Product, or anything else made, used, sold, imported or otherwise disposed of under the licenses granted in Section 2 is, or will be, free from infringement of any patents, copyrights, trade secrets, trademarks, or any other intellectual property or proprietary rights of third parties.

(c) No Obligations. Avistar and its Affiliates shall have no obligation hereunder to institute any action or suit against any person or entity for infringement of any of the Avistar Licensed Patents or to defend any action or suit brought by a person or entity that challenges or concerns the validity of any of the Avistar Licensed Patents. LifeSize and its Affiliates shall have no right hereunder to institute any action or suit against person or entity for infringement of any of the Avistar Licensed Patents. Avistar is not, nor is any of its Affiliates, required hereunder to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force. LifeSize and its Affiliates shall have no obligation hereunder to institute any action or suit against any person or entity for infringement of any of the LifeSize Licensed Patents or to defend any action or suit brought by a person or entity that challenges or concerns the validity of any of the LifeSize Licensed Patents.  Avistar and its Affiliates shall have no right hereunder to institute any action or suit against Persons for infringement of any of the LifeSize Licensed Patents. LifeSize is not, nor is any of its Affiliates, required hereunder to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force.

(d)           Collaboration Properties. Avistar represents and warrants to LifeSize and its Affiliates as of the Effective Date that:

(i) on October 1, 2007, Collaboration Properties, Inc, a Nevada corporation (“CPI”), was a wholly owned subsidiary of Avistar, and merged with and into Avistar, with Avistar as the surviving corporation (the “CPI Merger”);

(ii) at the effective time of the CPI Merger, the separate existence of CPI ceased and all rights, title and interests to all of the assets and properties owned or held by CPI, including, without limitation, all claims of any nature that could have been asserted by CPI against LifeSize or its Affiliates, were vested in Avistar;

(iii) prior to the effective time of the CPI Merger, CPI had not previously transferred to any third party any claims that could have been asserted by CPI against LifeSize or its Affiliates; and

(iv) the claims released by Avistar under this Agreement include all claims of any nature that could have been asserted by CPI against LifeSize or its Affiliates at or prior to the effective time of the CPI Merger.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

10. Limitation of Liability.

IN NO EVENT SHALL ANY PARTY BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, LOST PROFITS OR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE OR STRICT LIABILITY), ARISING OUT OF THIS AGREEMENT. THIS LIMITATION SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.  EXCEPT FOR A BREACH OF ITS OBLIGATIONS UNDER SECTION SECTION 2(B)(III) OR 2(C)(III) (COVENANTS NOT TO SUE), SECTION 6 (INDEMNIFICATION), SECTION 9(A) AND (D)  (WARRANTIES AND REPRESENTATIONS), OR SECTION 12(C) AND (Q) (OTHER TRANSACTIONS AND CONFIDENTIALITY), EACH PARTY’S AGGREGATE CUMULATIVE LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT (EXCEPT AS SPECIFICALLY STATED ELSEWHERE IN THIS AGREEMENT) SHALL NOT EXCEED ACTUAL DAMAGES UP TO THE  TOTAL AMOUNT ACTUALLY PAID BY LIFESIZE TO AVISTAR UNDER THIS AGREEMENT AS OF THE DATE ON WHICH THE EVENT OR CIRCUMSTANCES GIVING RISE TO SUCH LIABILITY AROSE (WITH RESPECT TO THE UNIT OR UNITS OF LIFESIZE OEM PRODUCT INVOLVED IN THE INCIDENT GIVING RISE TO LIABILITY).

11.General Release.  In consideration for entering into this Agreement, each party, individually and on behalf of each of their Affiliates, which are Affiliates as of the Effective Date, officers, directors and employees, irrevocably releases, acquits and forever discharges (and will cause its Affiliates which are Affiliates as of the Effective Date to irrevocably release, acquit and forever discharge) the other party and its Affiliates which are Affiliates as of the Effective Date and their respective past, present and future officers, directors, employees, agents, Distributors, manufacturers, resellers, dealers, customers (including original equipment manufacturer customers), End Users, predecessors, successors, assigns, representatives, and attorneys from and against any and all causes of action, actions, rights of action, suits, judgments, liens, indebtedness, damages, losses, claims, liabilities, obligations, attorneys’ fees, costs, expenses and demands of every kind and character arising out of any act or omission or any alleged act or omission occurring or alleged to occur prior to the Effective Date anywhere in the world, whether known or unknown, suspected or unsuspected, disclosed or undisclosed, up to and as of the Effective Date, including misappropriation of trade secrets, unfair business practices, anticompetitive acts, breach of contract, and infringement of any Avistar or LifeSize Licensed Patents, whether direct, contributory or by inducement, and whether or not willful.

THE RELEASES BETWEEN AVISTAR AND LIFESIZE IN THIS AGREEMENT INCLUDE AN EXPRESS, INFORMED, KNOWING AND VOLUNTARY WAIVER AND RELINQUISHMENT TO THE FULLEST EXTENT PERMITTED BY LAW OF RIGHTS UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH READS AS FOLLOWS, AND UNDER ANY SIMILAR OR COMPARABLE LAWS ANYWHERE IN THE WORLD:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

12.  Miscellaneous.

(a) Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the written consent of the parties or their respective permitted successors and assigns.  No consent by either Party to, or waiver of, a breach by either Party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other different or subsequent breach by either Party.  Any amendment or waiver effected in accordance with this Section 12(a) shall be binding upon the parties and their respective successors and assigns.

(b) Expenses of the Parties.  Each Party shall pay its own expenses incurred in connection with the negotiation, execution and performance of this Agreement.

(c) Other Transactions.  Either party may assign, convey, sell, lease, encumber, license, sublicense or otherwise transfer to a third party any and all of its Licensed Patents provided that any such transaction is made subject to all rights, covenants and license of the other Party arising from this Agreement and shall not impose any additional obligations on such other Party.

(d) Successors and Assigns.   The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the Parties and their respective permitted successors and assigns.  This Agreement is not assignable without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that any Party, without the consent of any other Party, may assign this Agreement and its rights and interests (including Patent License Grants) hereunder to any entity that acquires or succeeds to all or substantially all of the assets and business of such party in connection with a merger, consolidation, business combination, recapitalization, share exchange, sale of assets or other similar transaction if such assignee or successor assumes or becomes bound, by operation of law or by the terms of such transaction, to all terms, obligations and provisions of this Agreement; and provided further that any such merger, consolidation , business combination , share exchange, sale of assets or similar transaction that involves only a  Party and one or more Affiliates of such Party immediately prior to the transaction shall not be deemed to result in an assignment for purposes of Section 1.k, provided that it does not result in any change in control of such Party.

(e) Governing Law and Venue.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(f) Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  The parties agree that this Agreement may be executed via facsimile provided that either party may request hardcopy follow up within five (5) business days.

(g) Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice:

if to Avistar:                                           Avistar Communications Corporation
                                                                                                1875 South Grant Street
                                                                                                Suite 1000
                                                                                                San Mateo, CA 94402
                                                                                                Attention:  Chief Financial Officer

                               if to LifeSize:                                           LifeSize Communications, Inc.
                                                                                                 901 S Mopac Building 3
                                                                                                 Suite 300
                                                                                                 Austin, Texas 78746
                                                                                                 Attention:  Chief Executive Officer

with a copy to:                                       Vinson & Elkins LLP
 2801 Via Fortuna
 Suite 100
 Austin, Texas 78746
 Attention:  William R. Volk

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(i) Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each Party as close as possible to that under the provision rendered unenforceable.  In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement; (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded; and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(j) Independent Contractor.  Neither Party shall, for any purpose, be deemed to be an agent of the other Party and the relationship between the Parties shall only be that of independent contractors.  Neither Party shall have any right or authority to assume or create any obligations or to make any representations or warranties on behalf of the other Party, whether express or implied, or to bind the other Party in any respect whatsoever.

(k) Force Majeure.  In the event that either Party is prevented from performing or is unable to perform any of its obligations under this Agreement due to any Act of God, fire, casualty, flood, earthquake, war, strike, lockout, epidemic, destruction of production facilities, riot, insurrection, material unavailability, or any other cause beyond the reasonable control of the Party invoking this section, and if such Party shall have used its best efforts to mitigate its effects, such party shall give prompt written notice to the other Party, its performance shall be excused, and the time for the performance shall be extended for the period of delay or inability to perform due to such occurrences.

(l) Entire Agreement.  This Agreement constitutes the entire agreement of the Parties pertaining to the subject matter hereof, merges all prior negotiations and drafts of the Parties with regard to the transactions contemplated herein.  Any and all other written or oral agreements existing between the Parties hereto regarding such transactions are expressly canceled.

(m) Advice of Legal Counsel.  Each Party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement.  This Agreement shall not be construed against any Party by reason of the drafting or preparation thereof.

(n) Non-Exclusivity.  This Agreement is not exclusive, and nothing herein shall be deemed to create any obligation, whether express or implied, for either party to refrain from selling its respective products, whether standing alone or bundled with another company’s products. Further, nothing in this Agreement shall be construed to create an exclusive arrangement between Avistar and LifeSize with respect to the Deliverables. LifeSize may develop or use another third party’s substantially similar technology at its sole discretion, subject to the confidentiality restrictions of this Agreement, specifically section 12(q).

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(o) Audit Rights.  During the term of this Agreement, each Party shall keep full, true and accurate records and accounts of all information relating to sales under this Agreement, and shall make these records available for audit by the other Party upon fifteen (15) days’ written notice.  Furthermore, LifeSize agrees to promptly respond to Avistar’s request for verification of sales under this Agreement by means of a written certification signed by a properly authorized officer of LifeSize confirming the number of LifeSize OEM Products sold.

(p) Disputes.  It is the intent of the Parties and subject to the termination provisions of this Agreement that any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement (“Dispute”) be resolved expeditiously, amicably and at the level within each Party's organization that is most knowledgeable about the Dispute. As a result, the Parties agree that all Disputes will be resolved by the procedure outlined in this subsection 12(p):

(i) The complaining Party will notify the other Party in writing of the dispute, and the non-complaining Party will exercise good faith efforts to resolve the matter as expeditiously as possible.

(ii) In the event that such matter remains unresolved twenty (20) days after the delivery of the complaining Party’s written notice, a senior representative of each Party will meet or participate in a telephone conference call within ten (10) business days of a request for such a meeting or conference call by either Party to resolve the Dispute.

(iii) If the Parties are unable to reach a resolution of the Dispute after following the above procedure, any Dispute shall be resolved exclusively through judicial courts in accordance with the terms of Section 12(c), and the Parties shall each have the right to seek all available remedies in law or equity.

(q) Confidentiality.    All Confidential Information furnished hereunder shall be subject to that Non-disclosure Agreement previously entered into by the Parties dated March 29, 2005 (“NDA”).  “Confidential Information” and “Recipient” shall have the same meaning as set forth in that NDA.  The Term of the NDA is hereby extended to run conterminously with any term of this Agreement.  The Recipient’s obligations under the NDA with respect to particular Confidential Information are hereby extended until three (3) years after Recipient’s receipt of that Confidential Information.  Except as may be required by law or regulations, neither Party shall disclose any of the terms, conditions or other provisions of this Agreement without the prior written consent of the other Party.  In the event of such required disclosure, the disclosing Party shall provide advance notice to the other Party and allow the other Party to take all reasonable steps to obtain a protective order or confidential treatment for this Agreement.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(r) Press Release. The Parties agree that Avistar can issue a press announcement regarding Lifesize becoming a Technology Partner and Licensee of Avistar. The press announcement will be drafted and mutually agreed to by both Parties and will be released within (2) weeks of the Effective Date. Except as otherwise required by law (and then only to the most limited extent possible), Avistar agrees that it will not, at any time, make public any commercial or product related terms of this Agreement. Lifesize agrees that Avistar may disclose that Lifesize is a Technology Partner and Licensee of Avistar.

(s) Compliance. The Parties shall comply with all federal, state and local laws (including regulations, orders and ordinances) now or hereafter enacted, of any jurisdiction in which performance occurs or may occur hereunder. Without limitation, each Party hereby acknowledges that the rights and obligations of this Agreement are subject to the laws and regulations of the United States relating to the export of products and technical information, and it shall comply with all such laws and regulations.

The parties have executed this Agreement as of the date first set forth above.

Avistar Communications Corporation                                                                                                                                        LifeSize Communications, Inc.

By:  /s/ Simon Moss                                                                                                                                                                        By:  /s/ William R. Paape

Name: Simon Moss                                                                                                                                                  Name:  William R. Paape

Title:   CEO                                                                                                                                                                     Title:  CFO

Address:                                                                                                                                                                                          Address:
1875 S. Grant Street                                                                                                                                                                        901 S. Mopac Building 3, Suite 300
San Mateo, California 94402                                                                                                                                                         Austin, Texas 78746

Fax Number:  650.525.1360                                                                                                                                                             Fax Number:  512-347-9301

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit A

DELIVERABLES

Deliverable I:                                Design Specifications                                                                Due 45-days from the Effective Date of the Agreement

Deliverable II:                               Due one-hundred and eighty (180) days after delivery and acceptance of Deliverable I

(a) Avistar C3 Desktop Software Application with H.323 Interoperability.

(b) Enhanced Avistar C3 Desktop Software Application including the following functionality:

-	Support for server/gateway less operation (standalone client).
-	H.264 720p30 RX support (interoperable with current LifeSize video products).
-	722.1c support (interoperable with (interoperable with current LifeSize video products).
-	SIP dual video – H.239 Equivalent (interoperable with current LifeSize video products).
-	AES end to end (interoperable with current LifeSize video products).
-	Firewall traversal solution (interoperable with current LifeSize Transit product).
-	Interoperable with third party SIP proxies/registrars (including without limitation current LifeSize Transit product)
-	“Generalized” such that it can be LifeSize Branded

And meeting the following specifications:

- To be mutually reviewed and finalized as part of the Design Specification by no later than forty-five (45) days from the Effective Date.

(c) Avistar shall electronically deliver to LifeSize all updates, upgrades and enhancements to any of the foregoing promptly upon the creation thereof.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit B

PRICE SCHEDULE

1.  License Fee:

Initial Term:
For each calendar quarter, LifeSize shall pay $58 multiplied by the minimum volume of LifeSize OEM Products (as outlined in the Minimum Purchase Table below) applicable to that calendar quarter at the time LifeSize files the report pursuant to Section 3(c).  Upon the conclusion of that calendar quarter, if LifeSize sold or otherwise transferred to End Users or Distributors a quantity of LifeSize OEM Products in excess of the minimum volume of LifeSize OEM Products applicable to that calendar quarter, LifeSize shall pay an additional $58 for each LifeSize OEM Product sold or otherwise transferred to End Users or Distributors in excess of the minimum volume of LifeSize OEM Products applicable to that calendar quarter.

Renewal Term:  License Fee, Maintenance Fee, and Minimum Purchase Table to be mutually agreed upon at least ninety (90) days prior to a Renewal Term.

2.  Maintenance Fee: During the term of the Agreement, for each calendar quarter, LifeSize shall pay $10 multiplied by the minimum volume of LifeSize OEM Products applicable to that calendar quarter at the time LifeSize files the report pursuant to Section 3(c).  Upon the conclusion of that calendar quarter, if LifeSize sold or otherwise transferred to End Users or Distributors a quantity of LifeSize OEM Products in excess of the minimum volume of LifeSize OEM Products applicable to that calendar quarter, LifeSize shall pay an additional $10 for each LifeSize OEM Product sold or otherwise transferred to End Users or Distributors in excess of the minimum volume of LifeSize OEM Products applicable to that calendar quarter.  In addition, if LifeSize is able to sell annual maintenance contracts for LifeSize OEM Products for periods beyond an End User’s first year of use, LifeSize shall be obligated to pay Avistar $10 for each such annual maintenance contract for an LifeSize OEM Product for periods beyond an End User’s first year of use that is sold by LifeSize.  Except as specified in the previous sentence, LifeSize shall not be required to pay any Maintenance Fee for periods beyond the End User’s first year of use.  The Maintenance Fee for any Renewal Term shall be mutually agreed upon in conjunction with applicable License Fee and volume commitments.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit B

PRICE SCHEDULE (cont.)

3.  Table - Minimum Purchase of LifeSize OEM Products:

	1st	2nd	3rd	4th
	Calendar	Calendar	Calendar	Calendar	Annual
	Quarter	Quarter	Quarter	Quarter	Total

Year 1	1,750	1,750	1,750	1,750	7,000

Year 2	3,000	3,000	3,000	3,000	12,000

Year 3	4,500	4,500	4,500	4,500	18,000

Year 4	6,000	6,000	6,000	6,000	24,000

Year 5	7,250	7,250	7,250	7,250	29,000

Each Year
Thereafter	To be mutually negotiated

The first calendar quarter of Year 1 shall commence on the first day of the next calendar quarter following LifeSize’s acceptance of the Deliverables pursuant to Section 4(b) (“Year 1 Commencement”), and will include LifeSize OEM Product sold or otherwise transferred to End Users or Distributors between the date of acceptance of Deliverables and Year 1 Commencement.  Each year thereafter shall commence on the anniversary date of Year 1 Commencement.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit C

REPORT

Avistar Communications Corporation
1875 S. Grant Street, 10th Floor
San Mateo, California 94402
[ ]
For the calendar quarter ending _____, LifeSize sold _______ LifeSize OEM Products in excess of the minimum quarterly volume of LifeSize OEM Products.  Accordingly, LifeSize has enclosed a payment for license and maintenance fees for these excess LifeSize OEM Products in the amount of $_______.  In addition, enclosed is the payment of $_______ for the license and maintenance fees for the applicable minimum quarterly volume of LifeSize OEM Products for the calendar quarter ending ________.

[ ]
For the calendar quarter ending _____, LifeSize sold less than the applicable minimum quarterly volume of LifeSize OEM Products, so no additional payments are due for the calendar quarter ending _____.  Enclosed is the payment of $_______ for the license and maintenance fees for the applicable minimum quarterly volume of LifeSize OEM Products for the calendar quarter ending ________.

IN THE EVENT THAT ANY PRE-PAYMENT FROM LIFESIZE TO AVISTAR HAS NOT BEEN “EARNED OUT” THOUGH CUMULATIVE SEAT SALES:

[ ]
For the calendar quarter ending _____, LifeSize sold _______ LifeSize OEM Products in excess of the minimum quarterly volume of LifeSize OEM Products.  As the license and maintenance fees for the applicable minimum quarterly volume of LifeSize OEM Products for the calendar quarter ending _______ are covered by a pre-payment amount, no additional payment is due at this time(OR:  the appropriate net payment is enclosed)   .

[ ]
For the calendar quarter ending _____, LifeSize sold less than the applicable minimum quarterly volume of LifeSize OEM Products, so no additional payments are due for the calendar quarter ending _____.  As the license and maintenance fees for the applicable minimum quarterly volume of LifeSize OEM Products for the calendar quarter ending _______ are covered by a pre-payment amount, no additional payment is due at this time (OR:  the appropriate net payment is enclosed)  .

[ ]
For the calendar quarter ending _____, LifeSize sold ______ annual maintenance contracts for LifeSize OEM Products for periods beyond an End User’s first year of use.  Accordingly, LifeSize has enclosed a payment for maintenance fees for these maintenance contracts in the amount of $_______.

Submitted By:                                                                                     Date:

_____________________________                                          ___________________________
LifeSize Communications, Inc.
901 S. Mopac Building 3, Suite 300
Austin, Texas 78746

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit D

SUPPORT SERVICES

Avistar agrees to render the following customer support to LifeSize at no additional cost to LifeSize:
1.	Telephone support hotline

Avistar will provide direct support to personnel of LifeSize in the form of phone and related (e-mail, fax, etc.) support during Avistar’s regular business hours Monday through Friday in the United States.

2.	Avistar will inform LifeSize in writing of all available Bug Fixes, Updates and Upgrades, at the earliest possible time.
3.	Problem correction procedure
3.1	LifeSize has a priority system which reports priorities from (P1) through (P4) where (P1) represents the highest priority, defined as follows:
(a)
A "P1" problem (Fatal problem) exists if as a result of operation of the LifeSize OEM Product, a user’s system is: (i) inoperative; or (ii) experiencing severe intermittent problems; or (iii) experiencing a unique problem which is the equivalent of the foregoing.

(b)
A "P2" problem (Severe Impact problem) exists if as a result of operation of the LifeSize OEM Product, a user’s system is: (i) experiencing a critical degradation of performance or function; or (ii) experiencing significant intermittent problems; or (iii) experiencing a unique problem which is the equivalent of the foregoing.

(c)
A "P3" problem (Degraded Operations problem) exists if, as a result of operation of the LifeSize OEM Product, a user's system is: (i) experiencing a non-critical degradation of performance or function; or (ii) experiencing minor intermittent problems.

(d)	A "P4" (Minimal Impact problem) problem exists if a user's system is operational and is experiencing a problem which has been bypassed and is under evaluation
3.2.	Upon Avistar’s receipt of an error report from LifeSize, Avistar shall promptly take the corrective action so as to remedy the reported problems within the following time schedule:

Exhibit D

SUPPORT SERVICES (cont.)

Classification	Remedy Level 1	Remedy Level 2	Remedy Level 3
Fatal	6 business hours	1 business day	2 business days
Severe Impact	12 business hours	2 business days	4 business days
Degraded Operations	24 business hours	4 business days	8 business days
Minimal Impact	72 business hours	12 business days	24 business days

The problems/bugs/errors shall be reasonably classified by LifeSize pursuant to Section 3.1 above.

Remedy Level:
First Level                                Acknowledgment of receipt of error report with written confirmationdelivered to LifeSize during the next business day.
Second Level	Patch or work around, temporary fix or update, including applicable documentation changes.
Third Level	Official fix or update, including applicable documentation changes.
In the event that an exceptional circumstance arises which requires a faster reaction of Avistar, the Parties will discuss the circumstances and mutually agree on the correct course of action to take.

4.	Problem Reporting and Escalation Procedure
4.1	LifeSize shall contact Avistar in one of two ways in order to request Avistar’s technical support services:

Method 1:
Email the contents of the problem report to Avistar at helpdesk@avistar.com.
Once contacted via email, a support representative from Avistar will follow up with LifeSize within the next business day.

Method 2 (preferred method):
Contact Avistar’s technical support directly at (800) 803-0153 during any business day Monday through Friday, 9:00am to 7:00pm Central Time USA.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit D

SUPPORT SERVICES (cont,)

4.2
Problem Reporting - For each LifeSize request for Avistar’s technical support services, LifeSize shall provide Avistar with a description of the problem encountered, including the following, as applicable ("Problem Report"):

-           Classification of problem severity pursuant to Section 2.1 above
-           Date and time the incident occurred.
-           Version/release level of LifeSize OEM Product
-           Customer contact information including:
-           Name
-           Company Name
-           Email Address
-           Telephone Number
-	A detailed description of how to repeat the condition and the associated third party products included in the customer environment.
-	A written report detailing the error data.

5.	Together with each software patch, Avistar shall provide the following information:
-	Software Release Note, which shall include at least:
•	reference to the fault notification
•	version of the software which is corrected
•	name/number of the patch
•	procedure for incorporation of the patch into the LifeSize OEM Product
•	dependencies of the patch with respect to other updates, upgrades, and patches
•	reference to successful test of the patch.

6.           Upon LifeSize’s request, Avistar shall provide a list which shows all available patches.

7.	Documentation
Avistar will provide to LifeSize the documentation required to describe technical solutions and/or work-arounds for P1 through P4 problems at the same time Avistar provides the patches resolving such software problems.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit E

FUTURE FEATURES AND FUNCTIONALITY

1. [***]
2. [***] support
3. [***] profiles for different [***] ([***], [***], etc.)
4. [***] updates
5. [***]
6. [***] management – [***], [***], [***]
7. [***] of  [***] pages
8. [***]
9. [***] localization
10. [***] to enable LifeSize to [***] around engine provided by Avistar; ([***] planned but not committed)

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Exhibit F

MINIMUM LICENSE PROVISIONS

Minimum License Provisions.  Each LifeSize OEM Product sold hereunder by LifeSize (either directly or through its Distributors) shall be subject to an end user license agreement which adequately protects and preserves the intellectual and ownership rights of Avistar.  Such agreement may follow a form of LifeSize’s choosing provided, however, that each such agreement contains the minimum required provisions as outlined below:

•	Restrict use of the Deliverables to object code for the sublicensee’s own internal needs and solely as incorporated into the LifeSize OEM Products.
•	Limit duplication of LifeSize OEM Products except for internal backup, recovery and archival purposes;
•	Prohibit timesharing or rental of the LifeSize OEM Products;
•	Prohibit causing or permitting the reverse engineering, disassembly or decompilation of the LifeSize OEM Products;
•	Prohibit title from passing to the sublicensee
•	Disclaim Avistar’s liability for indirect, incidental or consequential damages arising from the use of the LifeSize OEM Products;
•
Require the sublicensee, at the termination of the sublicense, to discontinue use and destroy or return to LifeSize all software, documentation and all archival or other copies of the software where applicable.

OHS West:260478389.2
19233-2001 INC/CD5

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.